UNITED STATES SECURITIES
AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2006

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32688	56-2518836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Boston Place, Suite 3630, Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 624-8409

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On October 17, 2006, Harbor Acquisition Corporation (“Harbor”) filed a Form 8-K reporting that it had entered into a Stock Purchase Agreement dated as of October 17, 2006 (the “Stock Purchase Agreement”) with Elmet Technologies, Inc. (“Elmet”) and the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.  On February 12, 2007, Harbor filed a Form 8-K/A to disclose that Harbor entered into Amendment No. 1 to the Stock Purchase Agreement and on July 25, 2007, Harbor filed a Form 8-K/A to disclose that Harbor entered into Amendment No. 2 to the Stock Purchase Agreement.

This Current Report on Form 8-K/A is being filed to disclose that Harbor entered into Amendment No. 3 to the Stock Purchase Agreement as of August 31, 2007 (“Amendment No. 3”).

The Stock Purchase Agreement, as previously amended, provided that Elmet had the right to terminate the agreement in the event Harbor failed to mail its proxy statement to its stockholders on or before August 31, 2007.  Amendment No. 3 extends the date by which Harbor must mail its proxy statement to stockholders from August 31, 2007 to September 30, 2007.  The proxy statement and the accompanying material will seek approval from Harbor’s stockholders of the transactions described in the Stock Purchase Agreement.

The Stock Purchase Agreement, as amended, also provided that Mr. John S. Jensen, Elmet’s Chief Executive Officer, had the right to designate two persons to serve on the Harbor board of directors effective as of the closing date of the transactions contemplated under the Stock Purchase Agreement.  Amendment No. 3 provides that James F. O’Connor has been nominated by Mr. Jensen, and approved by the Harbor board, as one of the two persons nominated by Mr. Jensen to serve on the Harbor board of directors effective as of the closing date of the transactions contemplated under the Stock Purchase Agreement.   Amendment No. 3 also provides that Mr. Jensen may identify his second designee within six months following the closing date of the transactions contemplated under Stock Purchase Agreement.

A copy of Amendment No. 3 to Stock Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.            Description

10.01                                                                     Amendment No. 3 To Stock Purchase Agreement dated as of August 31, 2007, by and among Harbor Acquisition Corporation, Elmet Technologies, Inc. and the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORPORATION

Date: September 4, 2007	By:	/s/ Robert J. Hanks
Robert J. Hanks Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 3 To Stock Purchase Agreement dated as of August 31, 2007, by and among Harbor Acquisition Corporation, Elmet Technologies, Inc. and the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.